UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4119	13-1860817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.40 per share	NUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 11, 2022, Nucor Corporation (the “Company”) completed the issuance and sale of $550 million aggregate principal amount of the Company’s 3.125% Notes due 2032 (the “2032 Notes”) and $550 million aggregate principal amount of the Company’s 3.850% Notes due 2052 (the“2052 Notes” and, together with the 2032 Notes, the “Notes”).

The information set forth under Item 2.03 is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Notes are governed by, and the Company issued the Notes pursuant to, the terms of an indenture, dated as of August 19, 2014 (the “Original Indenture”), as amended or supplemented by a first supplemental indenture, dated as of April 26, 2018, as further amended or supplemented by a second supplemental indenture, dated as of May 22, 2020, as further amended or supplemented by a third supplemental indenture, dated as of December 7, 2020, and as further amended or supplemented by a fourth supplemental indenture, dated as of March 11, 2022 (the “Fourth Supplemental Indenture”), in each case, between the Company and U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association), as trustee (the “Trustee”) (together, the “Indenture”).

The Notes are the Company’s senior unsecured obligations and rank equally with the Company’s existing and future senior unsecured indebtedness. The Notes will be effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and liabilities of the Company’s subsidiaries.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its Restricted Subsidiaries (as defined in the Fourth Supplemental Indenture) to secure indebtedness with a security interest on certain property or stock or to engage in certain sale and leaseback transactions with respect to certain properties. Each series of the Notes is a new issue of securities with no established trading market. The Company does not intend to apply for the listing of either series of the Notes on any securities exchange or for quotation of such Notes on any automated dealer quotation system.

The 2032 Notes will mature on April 1, 2032 and the 2052 Notes will mature on April 1, 2052, in each case, unless earlier redeemed or repurchased by the Company. The 2032 Notes will bear interest at a rate of 3.125% per annum and the 2052 Notes will bear interest at a rate of 3.850% per annum. The Company will pay interest on the Notes semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 2022. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months. Payments of principal and interest to owners of book-entry interests are expected to be made in accordance with the procedures of The Depository Trust Company and its participants in effect from time to time.

At any time prior to January 1, 2032 with respect to the 2032 Notes (three months prior to the maturity date of the 2032 Notes) and October 1, 2051 with respect to the 2052 Notes (six months prior to the maturity date of the 2052 Notes), the Notes will be redeemable, in whole or in part, at any time or from time to time, at the Company’s option, at a redemption price equal to the greater of: (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on the applicable Par Call Date (as defined in the Fourth Supplemental Indenture)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Fourth Supplemental Indenture) plus the applicable premium specified in the Fourth Supplemental Indenture, in each case less (b) interest accrued to, but excluding, the date of redemption, and (ii) 100% of the principal amount of the notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after January 1, 2032 with respect to the 2032 Notes (three months prior to the maturity date of the 2032 Notes) and October 1, 2051 with respect to the 2052 Notes (six months prior to the maturity date of the 2052 Notes), the Notes will be redeemable, in whole or in part, at any time or from time to time, at the Company’s option, at 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, to, but excluding, the redemption date.

In addition, upon a Change of Control Triggering Event (as defined in the Fourth Supplemental Indenture), holders of the Notes may require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest, if any, on such Notes, to, but excluding, the purchase date (unless a notice of redemption has been delivered within 30 days after such Change of Control Triggering Event stating that all of the Notes will be redeemed).

The disclosure required by this Item 2.03 and included in Item 1.01 above is incorporated by reference. The foregoing summaries of documents described above do not purport to be complete and the description of the Notes incorporated herein is qualified in its entirety by reference to the (i) Original Indenture, a copy of which is filed as Exhibit 4.3 to the Registration Statement on Form S-3 filed August 20, 2014 (File No. 333-198263) and incorporated herein by reference, (ii) the Fourth Supplemental Indenture, a copy of which is filed as Exhibit 4.2 hereto and incorporated by reference, (ii) the forms of global notes which are included in Exhibit 4.2 hereto and incorporated by reference, and (iii) the other documents referenced herein that are either filed herewith or otherwise on file with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of August 19, 2014, between Nucor Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-3 filed August 20, 2014 (File No. 333-198263))

4.2	Fourth Supplemental Indenture, dated as of March 11, 2022, between Nucor Corporation and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 3.125% Notes due 2032 (included in Exhibit 4.2)

4.4	Form of 3.850% Notes due 2052 (included in Exhibit 4.2)

5.1	Opinion of Moore & Van Allen PLLC

23.1	Consent of Moore & Van Allen PLLC (included in Exhibit 5.1)

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL (included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: March 11, 2022	By:	/s/ Stephen D. Laxton
Stephen D. Laxton
Chief Financial Officer, Treasurer and Executive Vice President